ARK FUNDS
                            SOCIAL ISSUES PORTFOLIOS
                         INSTITUTIONAL CLASS PROSPECTUS

                       SUPPLEMENT DATED JANUARY 1, 2002 TO
              INSTITUTIONAL CLASS PROSPECTUS DATED FEBRUARY 5, 2001


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

In the section captioned "INVESTMENT ADVISOR," under the sub-heading "PORTFOLIO MANAGERS," the portfolio management information regarding the Social Issues Capital Growth Portfolio is replaced in its entirety with the following:

THOMAS D. DEHUDY was named manager of the SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO, effective December 2001. He has been a Principal of AIA since January 2001, and is manager of another ARK Funds Portfolio. Mr. Dehudy is also an equity analyst and provides research coverage for the technology sector and selected consumer cyclical areas. He joined AIA from Lord Abbett & Company, where he had been a senior equity analyst since 1999. Mr. Dehudy has over 19 years of experience in investment research, and is a Chartered Financial Analyst.


Effective January 1, 2002, ARK FUNDS DISTRIBUTORS, LLC is the distributor of the Portfolios.

In the section captioned "MORE INFORMATION ABOUT ARK FUNDS" the information under the term "DISTRIBUTOR" is replaced in its entirety with the following:

ARK Funds Distributors, LLC
Two Portland Square
Portland, Maine 04101


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE